: AMCAR05DA.CDI #CMOVER_3.0E ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620
K

K
»»à□MuåÖ¯‹¿äÐ{ô□□=~ðÿÿÿËÿÿÿ ÿÿ»?n□=ÁM^Ÿ»»à□MuåÖ¯‹¿äÐ{ú□□}~ðÿÿÿËÿÿÿ ÿÿ»?n□=ÁM^Ÿ»»à□Mu åÖ¯‹¿äàð»?.
¿äÐú»?□¿»□ú»□jÒñ»TM¿»ää+ú ÿÿÿËÿ»□1□=žy^Ÿ»»à□MuåÖ¯‹¿äàð»?]□¿äÐú»?□¿»□ú»□jÒñ»TM¿»ää+ú ÿÿÿË ÿ»□1□=žy^Ÿ»»à□MuåÖ¯‹¿äàð»?.
¿äÐú»?□¿»□ú»□‰k¿»¿ð»□yöúÿ ÿÿÿË»□nP=žMjŸ»»à□MuåÖ¯‹¿äàð»?]□¿äÐú»?□¿»□ú»□‰k¿»¿ð»□yöúÿ ÿÿÿË »□nP=žMjŸ»»à□MuåÖ¯‹¿äàð»?.
¿äÐú»?□¿»□ú»□‰k¿»¿ð»□yö»□ò¿»à□□¯ÿ ÿÿ¿□àöÐ¼Ùäö=»»à□MuåÖ¯‹¿äàð»?]□¿äÐú»?□¿»□ú»□‰k¿»¿ð»□y ö»□ò¿»à□□¯ÿ ÿÿ¿□àöÐ¼Ùäö=Ky³ï¯»□mONþ»T-¿»äöÐä□å¢¿□àö»TŽm.Å {ww(wwwCwww(wwwCww—K
Kô-à»Ð»å¿»à¯»□Mru.öV{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿»äù»□□é÷»?½§¿äÐçÇÜîììàÇüò¿¿»Ð¤ »□^©ð»□"¿»Ð_ö»□Q¿»ÐPý÷»T½^□Ä›□Ð;/Úð□?¿Á£‹½¿□àÖ
à»Ð÷□□½fä»àð□□MöV»»Ð□vŽmÐ'ÎË£‹¿»äú»□□Òñ»?M¿»□w~¿□äñ»T.-ÝéÝý{"¿ø»?½¿»¿Ö
¿□Ð÷»T½f¿□àð»TMÆÄ[/ÏF[D¿ÄË÷‹¿äÐù»?]é+ä□½§‹»Ðç.?
»»Ð□vŽmÐ'ÎË£‹¿»Ôð»□□□¿»äú»□A¿»ÐÎ»□½4¿»àÄ»□M‰ÝÝýOÌ¿»□□/ßÓX=[!-m.úÁ?ï¨äÒÕƒf¿é□d/l□ïÒæyÞ· f‹éÐdÀ»»Ð□vŽmÐ'ÎË£‹¿»Ôð»□□□¿»äú»□A¿»ÐÎ»□^□ñ»□y¿»Ð¼çîîÊ{Ì¿äÐ□/ëçX=□~-m□ÎÁ?°×äÒá¿Øúä□^Ò Å»□Mà»ÐwJ¿»à®»□.™ý»□qmnåxBô
»»Ð□vŽmÐ'ÎË£‹¿»Ôð»□□□¿»äú»□A¿»ÐÎ»□½4¿»àÄ»□M©»□-‹»à%BÝ¿ÇË‹¿»¿ò»□i□¿»□ú»□*¿»Ð¥»□½_¿»à¯» □Mâ_¿øä□.¿□Ðåñä□-¿□äñ»T-¿»Ô%□¿äÐô»?=~ŸK »»Ð□vŽmÐ'ÎË£‹¿»Ôð»□q
¿»äú»□A¿»ÐÎ»□½4¿»àÄ»□M‰ÝÝýOÌ¿»□□/ßÓX=[!-m.úÁ?ï¨äÒÕƒf¿Üµ%ù›:Mö©ó.mZå]k©›-^¦¿éÐ;Ÿ»»Ð□vŽ mÐ'ÎË£‹¿»Ôð»□q
¿»äú»□A¿»ÐÎ»□^□ñ»□y¿»Ð¼çîîÊ{Ì¿äÐ□/ëçX=□~-m□ÎÁ?°×äÒá¿Øúä□^ÒÅ»□Mà»ÐwJ¿»à®»□.™ý»□qmnåxB ô »»Ð□vŽmÐ'ÎË£‹¿»Óð»□q
¿»äú»□A¿»ÐÎ»□½4¿»àÄ»□M©»□-‹»à%BÝ¿ÇË»□=Û/Î$p□¿è¯»□.9¿»Ð¥»□□‹»Ðúä□½k‹»àðä□MÖk¿ø»T□¿»ÔÒ ð»T-¿»Ôñ»□ò¿»à□□¿»□ô»□ ~þ"K
»»Ð□vŽmÐ'ÎË£‹¿»äû»□□□ð»?-¿»□«ö»?□¿»□dÝÝéý{Ìà»Ð□□ßçXb[~-Y.ÎÁ¨ï×äæÕ¿Ø¤»□^©ð»□"¿»Ð_ö»□Q¿»ÐP lü»T.mnÖ¿Øûä□^□Ä»□]à»ÐkÄ»□□à»ÐdXüö‹à»Ðû□□^□¯»□}‹»Ðk©»□□‹»ÐdcŸ{ww(wwwCwww(wwwCww —K Kô^à»àbf)þ»TM¿»äwëØºç¿»Ô÷»□□^
.Ä
{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□1ù»□©¿»ÐÊ~¿»äú»□"~îîÚî¿ÇcBôK«»»Ð□vŽmÐ'ÎË£‹¿» Ôõ»□1ù»□J¿»Ð»Ôð»?-¿»□ççîÚîþ{"#D¿Ä K
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□1ù»□y¿»Ð(~¿»Ôõ»□q¿ÀîøÌÌ¿¨ü‹¿□àö»Tnù»?~¿»□äÖð□□-¿äÐçç[¿ø»T½¿»ÔÖ ¿äÐú»?½k¿äàð»?Mö
»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□ò.]¿□Ðô»T]ç÷□□□¿äÐdÝéÝý{"¿»Ð§öò□□d□¿Üõ»□1ù»□y¿»Ð(~¿»Ôõ»□q¿Àü§{ww(w wwCwww(wwwCww—K
Kô□à»àØÑá×å½¿»àÁ»□.y•å¿□Ðô»T□~RÊ»□-à»à%)Ž]□Â□Ÿ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿ »Ôõ»□1ù»□y¿»Ð(~¿»äñ»□Ñ]□îÚîþ{"¿»Ð-/ßç□=[~□ý{ÇÄüó~□.]ýÔ½¿»ÔÖ
¿äÐ÷»?½f¿äàð»?MÆÄ0¿ø»?^¿»¿–¿»äù»□□é÷»?-¿»□çç¿□àÒæyÎ$D«{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü» □□ëÚåfõò]49éç□ »»Ù0ÒçÓ×Û¼"¿»ÐÓÒîŸ¯ò‹^‹»à–à»Ðô□□|ç¨»□□‹»àØºá?
»»Ð□□ÏËÊ»□}□□□~‹éÒ%□çÒäæå÷òµÖê%y□¿Ù+ç+ú§{ww(wwwCwww(wwwCww—K
Kô-AM]¿□Ðdç‡F~□oŸ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£‹¿»äö»□å¿»à»□~□ú»□*¿»Ð´Úö»?~¿»¿Ö Ýé¿ÇL□ô K »»Ð□vŽmÐ'ÎË£‹¿»ä[ù»T]é÷□□-¿äÐççÚîììàÇl!p¿ô
»»Ð□vŽmÐ'ÎË£‹¿»ä{n¿ää'-‹»Ðúä□}~Úîîî¡[Ì¿□Ð□/€çX=o~-m!ÎVüÇ~-.□ý‹½£¿»ÐÊ~¿»äú»□*~þ»?.mn½îîîÚîîî±îîî Úîîî±îîÞ-/ßç□=[~□m~ÎÎüó~□.]ýÔ½—¿□Ð•~à»Ðú□□]~¡+lBÀKÎ¿äàÒæ□îîî±îîîÚîîî±îîîÚîîîÂñò]ºÖ³å´Òæç(Ä?ï¨å ÒÒ‹Ø[ùä□]é»□-à»ÐçÖ□Ï#□¿Äü□□.m1å¿ØOù»□□é÷»?-¿»□çç□û!D¿« K
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?½§¿äÐççÚîîî¡[Ì¿□Ð□/äØö»?½¿¿»¿ö»□JÒú»T□¿»äëÚöä□~¿□àÖ ¢[ÇLÈó»□!-.]É‹½¿ç©»□~æú»□ò¿»ÐÓç¿»¿Òæ&Ê‹½—à»Ð•J¿»Ð¥»□]]ŸK
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?½G¿äÐäçÚîîî¡[Ì¿□Ð"ö-□Ðd+ßCø-LBôÅ‹^¿äàò□‹»Ð{¥»□]]þö‹à»àò□□]□à»Ðú□□ □¿äÐú»?½k¿äàð»?Mö»T-¿»Ô%□ý¬"»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q¿ð»?-¿»¿Ôú»?□¿»□ëÖC‹»àðä□MÖéý{Ìà»ÐCÌòL B‹ñ‹.‹»Ðå®»□-‹»àñä□-¿□Ð»öä□□¿□Ðd¿äÐú»?^ÒÑ
¿ø»?^¿»¿ò□¿□Ð{ôä□=~Ê"»»Ð□vŽmÐ'ÎË£‹¿»ä+»□äfä÷□□^¿ää□ØÓçîî¡[Ì¿□ÐCø-LBôÅ‹□¿äàÒð□□-¿äàñ»?-¿»□» ö»?□¿»□d¿»äú»□□ÒÑ□‹ø»□q¿»ÐÑñ»□ò¿»à»□-à»Ð»»□□à»Ðd‹»Ðúä□^Òå?
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□!Óú»?□¿»□ëÚö□□M¿äÐäçÚîî¿¨ü»□
„/Î[D□¿Üõ»□q¿ð»?-¿»¿Ôû»?□¿»□ëÖC‹»àðä□MÖK/»□AÐdýÄ‹]¿äÐkFJ¿»àª»□.µ]~?` K
»»Ð□vŽmÐ'ÎË£‹¿»Ôõ»□q
ŽmÐö»□ò□MÝéÝÝ¿¨Ü"öÆ□Ðd@ßCøÆLBô®‹]¿□ÐkF!¿»àÁ»□.Þ]~þÄ‹¿»¿ö»□JÒú»T□¿»äëÚöä□M¿□Ðäç`?
{ww(wwwCwww(wwwCww—K
{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎË£º»ÐÀúÿÿ□û›]ÖÒçä□çh×□ÝM³Ñ]~îÚî¿Ç□Ÿ{ww(wwwCwww(wwwCww—K
Kô-à»ÐôÄ»□®à»àÖ□ý»□B¿»à□Ÿ{ww(wwwCwww(wwwCww—»»Ð□□ÏËÊ»□}□næÒÑ×é%¨ðï&‹à(]!□dÝ□¯.□¥ ú"{ww(wwwCwww(wwwCww—K
Kô-à»ÐôÄ»□□à»Ðå□%vŸ{ww(wwwCwww(wwwCww—»»Ð□□ÏËÊ»□}□næ□Ñ%v1ò□Žæå×I‰ÿòÚÀú"»»Ð□ □ÏËÊ»□}□næ□Ñg-ë*nò□ºÖå×□Öýòîöú"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□*Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næ□Ñ%v□ëÖû¯^M~□Ý/¯yÎ¯ø…ÄóŠ»M□¯§ÚÄùÎ"»»Ð□□ÏËÊ»□}□næ□Ñg-ë*ÞêÖÏ›^M!MÝ/› MÎ¯§ÚÄó¾¯M□ðøÚÄÎú"{ww(wwwCwww(wwwCww—K
Kô-à»ÐôÄ»□^à»àÒÖØF^¡»□-*MŸ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□1□MwßØåçp¿èò□□. Ñmäö□□-□□□ßgÐfþêŠ»~¯□
»»Ð□□ÏËÊ»□}□næÐPTçå1ò□Žæå×I‰ÿòÚÀú"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□"Fnæ□¯M¯
»»Ð□□ÏËÊ»□}□næÐPTçåy¿à(i~□d¢òÚÄÂ□¯Mc¯ñÚðñ□¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□" Fnæ□¯Mlð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯Ml‹ÈöúÎ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□*Fnæ□¯M<ð?
»»Ð□□ÏËÊ»□n-□ŽÒÑ×IÖp¯M<‹ÈöúÎ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Îÿü»□*Fnæ□¯M□ð?

»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M□‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯Mœ‹ÈöúÌ{ww(wwwCwww(wwwCww—K
Kô□à»àØÑá×â½¿»àÁ»□.y•â¿□Ðô»T} Ži~Ÿ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊ£‹¿»äó»□Â□¿»Ôð»□â âñ»?□¿»□dLÌøÌÌ¿¨ü»□:Ðd/…Äö‹X¯¡Mc¿Èö.ÚÄñÔI¯¡yœ¿È©:
»»Ð□vŽmÐ'ÎÊ£‹¿»Ôö»□ò.}¿□Ðô»T]ç÷□□□¿äÐdÝéÝÝ¿¨ü»□
Y/¿‡ó»□©□¿»¿ð»□‰âñ»T□¿»ädL□àø»□j¿»àÉ¿»ÐÀ»□}¸+»□j¿»à-□Ì?=»»Ð□vŽmÐ'ÎÊ£‹¿»Ôö»□ò.}¿□Ðô»T]ç÷□□
□¿äàØâÕïïïàÇü»?=„/□$D□‹èö»T-.}‹»Ðôä□]çÃ»□□à»ÐdÉ÷»□*^□□J¿éÒzTçÒ×Òå÷ýn-^æäñ›□w~¯Ç"{ww(www
Cwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯^½´÷ú"»»àÙ0ÒçÓ×Û¼"¿»ÐÓÒiY□/¿èÅ»□-q}¿»äö»□"ç÷»?□¿»¿Øåá
□ »»Ð□□ÏÊÈ»□}□□□~‹éÒ%□çÒäæåç/ðn-^æäñ›□w~¯□ {ww(wwwCwww(wwwCww—K
Kô-à»ÐôÃ»□Mà»Ðw□m.Ö»'á¿□ÐêÑ«
{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊ£‹¿»äó»□Â□¿»Ôð»□ââñ»?□¿»□dlÌøÌÌ¿¨ü»□:Ðd/…Äö‹X¯¡Mc¿Èö.
ÚÄñÔI¯¡yœ¿È©:
»»Ð□vŽmÐ'ÎÊ£‹¿»äö»□"÷»□™□MÝ,ÝÝÝéý{Ìb„/Î□D□¿‡ó»□©□¿»¿ð»□‰âñ»T□¿»ädlü¨‹¿»Ôö»□q¿ð»?-¿»¿Öû»?
□¿»□ëÖC‹»àðä□MÖ□
{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□1□MwßØåçp¿Øô□□}÷ä□-□y□ßg»fþêá»~¯`
»»Ð□□ÏÊÈ»□}□næÐPTçâ1ò□Žæå×I%ÿöÚÀú"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯M¯
»»Ð□□ÏÊÈ»□}□næÐPTçåy¿à(i~□d¢òÚÃÂ□¯Mc¯ñÚðñ□¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"
Fnæ□¯MIð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯MI‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M<ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M<‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M□ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M□‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯Mœ‹ÈöúÌ{ww(wwwCwww(wwwCww—K
Kô□à»àÒÐê□^âÖ~-□þ»□□¿»àVR)þä□M¿□Ðwë‡â÷
{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊ£‹¿»äó»□Â□¿»Ôð»□ââñ»?□¿»□d<ÌøÌÌ¿¨ü»□:Ðd/…Äö‹X¯¡Mc¿Èö.
ÚÄñÔI¯¡yœ¿È©:
»»Ð□vŽmÐ'ÎÊ£‹¿»Ôö»□1û»□*¿»àŠäêïÚïïï¡{Ì¿□ÐCø-LBôÅ‹=¿äÐén□□□¿äÐ[□‹»àðä□MÆ÷□¿øä□.¿□Ðâñä□-¿□
àñ»T-¿»ä»ö»T□¿»ädÿ»□ú»□jÒÑ?V{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"^□□J¿éÒzTçÒ×ÒåçpêÖê□M
□¿†tç÷□ »»àÙ0ÒçÓ×Û¼"¿»ÐÓÒiY□/¿èÁ»□n¦»□□‹àÖ»ê?
»»Ð□□ÏÊÈ»□}□næÐPTçåy¿à(i~□d¢òÚóÌ"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯M¯
»»Ð□□ÏÊÈ»□}□næÐPTçåy¿à(i~□d¢òÚÃÂ□¯Mc¯ñÚðñ□¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"
Fnæ□¯MIð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯MI‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M<ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M<‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M□ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M□‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯Mœ‹ÈöúÌ{ww(wwwCwww(wwwCww—K
Kô□à»àÒÐê□^âÖ~-□þ»□B¿»ÐmT—d¢»□
‹»àØ»ÕT~□Ÿ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊ£‹¿»äó»□Â□¿»Ôð»□ââñ»?□¿»□d□ÌøÌÌ¿¨ü»□:Ðd/…
Äö‹X¯¡Mc¿Èö.ÚÄñÔI¯¡yœ¿È©:
»»Ð□vŽmÐ'ÎÊ£‹¿»ä□□¿äàÖâÞïïï±ïï¿óü»□b„/Î□D□¿‡ó»□©□¿»¿ð»□‰âñ»T□¿»äd□ü¨‹¿»Ôò»□□□¿»äú»□A¿»ÐÎ
»□½4¿»àÄ»□M©»□-‹»â%Bý"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"^□□J¿éÒzTçÒ×ÒåçpÚ□¯§»»àÙ0Ò
çÓ×Û¼"¿»ÐÓÒiY□/¿Ø5□¿»¿Òäê□
»»Ð□□ÏÊÈ»□}□næÐPTçåy¿à(i~□d¢òÚóÌ"{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯M¯
»»Ð□□ÏÊÈ»□}□næÐPTçåy¿à(i~□d¢òÚÃÂ□¯Mc¯ñÚðñ□¯□œ¯?={ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"
Fnæ□¯MIð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯MI‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M<ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M<‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□*Fnæ□¯M□ð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯M□‹ÈöúÌ{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏÊÈ»□n-□ŽÒÑ×IÖp¯Mœ‹ÈöúÌ{ww(wwwCwww(wwwCww—K
Kô^à»àbf)þ»T^¿»ÔÒæÒ»&Ÿ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊ£‹¿»Ôò»□□□¿»Ôð»□ââñ»?□¿»□dÝ
ÝéÝý{"¿»â4Mö¢□I¿ÈÂ□ÚÄ¬‹Ì¯•M□¿—ö□Úðù‹lð"»»Ð□vŽmÐ'ÎÊ£‹¿»Ôö»□ò.}¿□Ðô»T]ç÷□□□¿äÐdÝéÝÝ¿¨ü»□
Y/¿ ò»□i□¿»¿ð»□‰âñ»T□¿»äd□¿§»□^‹»à-à»Ðô□□]¿¨»□^‹»àòTÌ?
»»Ð□vŽmÐ'ÎÊ£‹¿»Ôö»□ò.}¿□Ðô»T]ç÷□□^¿äàÖÖéÝÝý$Ì¿»äCøò□BôñI^□□!¿éÒ□TçÒ¼Òå÷-n-^□äñ›yw~¯¬÷‹
n‹»Ðê□÷»□y¿»Ð(~¿»Ôð»□□Ö?
{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"^□□J¿éÒzTçÒ×Òå÷ýn-^æäñ›□w~¯§»»àÙ0ÒçÓ×Û¼"¿»ÐÓÒiY
¯ò‹n‹»Ðê□÷»□y¿»Ð(~¿»Ôö»□qmý"»»Ð□□ÏÊÈ»□M1¿ÙYJRbçpêö‹X¯"{ww(wwwCwww(wwwCww—K
Kô^à»àÒÒÒä&¡»□^‹»àbÂ□Ød«{ww(wwwCwww(wwwCww—»»Ð¾Ö;Íÿü»□"Fnæ□¯^½´÷ú"»»Ð□□ÏÊÈ»□M1
¿ÙYJRbçpêö‹X¯"{ww(wwwCwww(wwwCww—K
Kô½à»à×ÖRþ»T}¿»ädçöV{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊàø»□‰G¿»□äçîÚïïï±ï¿ÇÈ‹¿»¿ò»□i□¿»
□ú»□*¿»Ð¥»□½_¿»à¯»□M»□-à»à%)ý÷‹à»àò□□]□à»àð□□½â®»□□‹»ÐdÀ»»Ð□vŽmÐ'ÎÊàø»□j¿»àÉ¿»àÄ»□M
‰ÝÝÝéÝÝý$Ì¿»äç%Ñ¶÷›.iBu.b.]~□êÖêzM□¿itç÷e K
»»Ð□vŽmÐ'ÎÊàø»□‰§¿»□ççîÚïïï±ï¿ÇÈ‹¿»□{ô»?=~ïàÁü‹‹»àðä□]□‹»Ðúä□□¿□Ðú»T½k¿□àð»TMö»?-¿»¿%□ýÂl
DÝ{ww(wwwCwww(wwwCww—»»Ð□vŽmÐ'ÎÊàø»□)àú»T^Mú□□□¿äÐdÝéÝÝÝ¢{Ì¿□à
M©¢MI‹Èö□…Äö‹X¯¡MC¿Èö.ÚÄùÔI¯"{ww(wwwCwww(wwwCww—K K y¿»□kF~fMö
K Kÿÿ ßñ»?Mç×´âïïÊw»□A¿»àæF□wVKï÷ä□□-□ïþ»T□¿»äâ'ï±ïþ»?-¿ñ¯ÿï□ÚŽ¿»¿&þ»?□é¿äÐ±^úô
ªmÝcDgFòÌ¬ª•ªªÌèAæ&ÀK Kßúä□½k‹ÈÌ¿ää÷»?□-.±ïþ»?
¿»¿ÖëfÚïþ»T]¿»ÔX%]!ïïþ□□½¿äàÖ mdÝý(»□□‹»à* ÷¿»äó»□□~X□J□¿»□û»□j□ð
Kÿÿ ÿÿÿËÿß÷ä□½Ž™[ÝÝà»Ðñ□□Mç˜ëâïÚþ»□Q¿»ÐPTçâ±þ»□™¿ñð°□î-‹ñðÿQé÷»?.ÖóVKô□□□UYä□]k□~RM
Â
9ÝÝ,ÝÌÌøÌÌÌ"ÌìÚâÝÍD"Ì®MâÝÝÝ,ÝÝÌ□ÝÁ/ ÿÌï¨:¡2–¿ÁÌøœF¥L*"ü ÿÿÌ6T:¡□ÉÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2ÇÌ"Ìl#GÌÌÌ"ÌÌÌ-kÌÌ"
™kÌøÌÌyƒµ¿Ù□.]NQMf»án]âM¿Ù4ßuïï±ïïÌMÜàÖ´ØÚI«9ÝÝ,Ý<ÌøÌÌÌ"ÌìÚâÝÍD"Ì®MâÝÝÝ,ÝÝÌ□tÊ/ ÿœ□□T£b–¿
ÁÌø9aCj*–ü ÿÿœL6T£VÉÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2ÇÌ"Ìl#GÌÌÌ"ÌÌÌ"kÌÌ"§kÌøÌÌ@ƒµ¿Ù□.]NQMf»án]âM¿Ù4ßuïï±ïïÌtÜàÖ´Ø

Úl«9ÝÝ,Ý□ÌøÌÌÌ“ÌìÚåÝÍD“Ì®MãÝÝÝ,ÝÝl□¥Á/ ÿœul ª a□œ¿ÁÌøY‡¥E&0ü ÿÿœ*Xªa6ÃÌÌ“ÌÌÌøÌÌÌ“ÌÌÌ□2ÇÌ“ÌÌ#GÌÌÌ
“ÌÌÌ\KÌÌ“hKÌøÌÌhƒµ¿Ù□.}NQMf»án}åM¿Ù4ßuîî±îîÎ\ÜàÖ´ØÚl«9ÝÝ,ÝœÌøÌÌÌ“ÌìÚåÝÍD“Ì®MãÝÝÝ,ÝÝl□YÁ/ ÿÏ“
µ£jbž¿ÁÌø<□8õ&□ü ÿÿÏÌ□£jVÁÌÌ“ÌÌÌøÌÌÌ“ÌÌÌ□2ÇÌ“ÌÌ#GÌÌÌ“ÌÌÌMKÌÌ“yKÌøÌÌyƒµ¿Ù□.}NQMf»án}åM¿Ù4ßuîî±îîÎ
MÜàÖ´ØÚ<øÌÌÜ÷^Òáìåå□£»□MJÎ#sÀ9ÝÝ,Ý|ÌøÌÌÌ“ÌìÚåÝÍD“Ì®MãÝÝÝ,ÝÝl□tÊ/ ÿ<Gn“¨Bœ¿ÁÌøs¤□Ö*4ü ÿÿ<
□Z“vÃÌÌ“ÌÌÌøÌÌÌ“ÌÌÌ□2ÇÌ“ÌÌ#GÌÌÌ“ÌÌÌtKÌÌ“@KÌøÌÌ@ƒµ¿Ù□.}NQMf»án}åM¿Ù4ßuîî±îîÎtÜàÖ´ØÚ<øÌÌÜ÷^Òáìåå□
£»□MJÎ#sÀ9ÝÝ,Ý□ÌøÌÌÌ“ÌìÚåÝÍD“Ì®MãÝÝÝ,ÝÝl□¥Á/ ÿ<UBH□□Ÿ¿ÁÌøSe‡Ë!□ü ÿÿ<
vH□&ÀÌÌ“ÌÌÌøÌÌÌ“ÌÌÌ□2ÇÌ“ÌÌ#GÌÌÌ“ÌÌÌ\KÌÌ“hKÌøÌÌhƒµ¿Ù□.}NQMf»án}åM¿Ù4ßuîî±îîÎ\ÜàÖ´ØÚ<øÌÌÜ÷^Òáìåå
□£»□MJÎ#sÀ